MIDAS FUNDS
                            Discovering Opportunities
                                [Graphic Omitted]

                   Supplement to Prospectus Dated May 1, 2006
                                February 12, 2007


         The first paragraph under the heading PURCHASING SHARES has been replaced with the following:

          Your price for Fund shares (except for Midas Dollar Reserves) is the Fund's next calculation, after the order is received by the Fund's transfer agent or its authorized agent, of NAV per share which is determined as of the close of regular trading in equity securities on the New York Stock Exchange ("Exchange") (currently, 4 p.m., eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the Exchange is open for trading ("Business Day"). With respect to Midas Dollar Reserves, the NAV per share is determined as of 1 p.m., eastern time, and as of the close of regular trading in equity securities on the Exchange each Business Day. Purchase orders submitted in proper form along with payment in Federal funds available to Midas Dollar Reserves for investment by 1 p.m., eastern time, on any Business Day will be of record at the close of business that day and entitled to receive that day's dividend. Investments in Midas Dollar Reserves received between 1 p.m. and the close of regular trading in equity securities on the Exchange on any Business Day receive the NAV determined as of the close of regular trading in equity securities on the Exchange and are entitled to receive dividends commencing the next Business Day. The Funds' shares will not be priced on the days on which the Exchange is closed for trading. If you purchase shares through a broker, that broker may charge separate transaction fees on the purchase and/or sale of such shares. Certificates will not be issued and all shares will be kept by book entry in the stock transfer books of Unified Fund Services, Inc., the Funds' transfer agent.

         The paragraph entitled "Valuations" under the heading PURCHASING SHARES has been replaced with the following:

         Except for Midas Dollar Reserves, Fund investments are valued based on market value determined as of the close of regular trading in equity securities on the Exchange each Business Day. This is normally 4 p.m. eastern time. Where market quotations are not readily available or where there is no ready market for a security (such as certain types of illiquid or thinly traded securities), securities will be valued based on fair value as determined in good faith by or under the direction of the Fund's board. Occasionally, events affecting the value of foreign securities and currency exchange rates occur between the time at which they are determined and the close of trading on the Exchange, which events will not be reflected in a computation of the Fund's NAV on that day. Such events may be company specific, such as earnings reports, country or region specific, such as a natural disaster or terrorist activity, or global in nature. If events materially affecting the value of such securities occur during such time period, the securities will be valued at their fair value as determined in good faith - by or under the direction of the Fund's board. Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. In the case of Midas Dollar Reserves, the Fund values its portfolio securities as of 1 p.m., eastern time, and as of the close of regular trading in equity securities on the Exchange each Business Day using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

         The paragraph entitled "For Federal Funds Wire" under the heading REDEEMING SHARES has been replaced with the following:

         If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank. A $10 fee per wire transfer applies. Shares of Midas Dollar Reserves redeemed by 1 p.m., eastern time, are not entitled to that day's dividend, but proceeds of the redemption normally are available to shareholders by Federal funds wire the same day. Shares of Midas Dollar Reserves redeemed after 1 p.m., eastern time, and before the close of regular trading in equity securities on the Exchange are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Business Day.

         This supplement and the Prospectus dated May 1, 2006 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Funds at 1-800-400-MIDAS (6432).

                       STATEMENT OF ADDITIONAL INFORMATION

                           MIDAS DOLLAR RESERVES, INC.
                                MIDAS FUND, INC.
                            MIDAS SPECIAL FUND, INC.

                                11 Hanover Square
                               New York, NY 10005
                             1-800-400-MIDAS (6432)

       Supplement to Statement of Additional Information Dated May 1, 2006
                                February 12, 2007


         The paragraph entitled "All Funds" under the heading DETERMINATION OF NET ASSET VALUE has been replaced with the following:

         A Fund's net asset value per share (except for Midas Dollar Reserves) is determined as of the close of regular trading in equity securities on the New York Stock Exchange ("NYSE") (currently, 4:00 p.m., eastern time, unless weather, equipment failure, or other factors contribute to an earlier closing) each day the NYSE is open for trading ("Business Day"). With respect to Midas Dollar Reserves, the net asset value per share is determined as of 1 p.m., eastern time, and as of the close of regular trading in equity securities on the NYSE each Business Day. The NYSE is generally closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Washington's Birthday (Presidents' Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.